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                                                                    EXHIBIT 1(b)

                        PORTLAND GENERAL ELECTRIC COMPANY

                                   SECURITIES

                             UNDERWRITING AGREEMENT
                               STANDARD PROVISIONS

                                                                  April 30, 1999


         Portland General Electric Company, an Oregon corporation (the "Company"), proposes to issue and sell from time to time certain of its securities, including its secured first mortgage bonds, which can include medium term notes (collectively, "Mortgage Bonds") and its unsecured debt securities ("Notes") registered under the Securities Act of 1933, as amended (the "Securities Act"), as set forth in Section 3. The Mortgage Bonds are to be issued under an indenture of mortgage and deed of trust, dated as of July 1, 1945, as supplemented and amended (the "Bond Indenture"), between the Company and The Marine Midland Trust Company of New York (now Marine Midland Bank), as Trustee (the "Bond Trustee"). The Notes are to be issued under an indenture, dated as of _____________, 1999, (the "Notes Indenture"), between the Company and ________________, as Trustee (the "Notes Trustee"). The Mortgage Bonds and the Notes are herein collectively referred to as "Debt Securities."

         From time to time, the Company may enter into one or more underwriting agreements that provide for the sale of certain of the Mortgage Bonds or Notes to the underwriter or several underwriters named therein (the "Underwriters"). The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions hereof incorporated therein by reference, is herein referred to as this "Agreement."

         1. Sale and Purchase of the Securities. On the basis of the representations, warranties and agreements herein contained, the Company proposes to issue and sell (i) the Mortgage Bonds or (ii) Notes, in each case in one or more series, which series may vary as to their terms (including, but not limited to, interest rate, maturity, any redemption provisions and any sinking fund requirements), all of such terms for a particular series being determined at the time of sale. All or a portion of particular series of the Debt Securities will be purchased by the Underwriters for resale upon terms of offering determined at the time of sale. The securities so to be purchased in any such offering are hereinafter referred to as the "Purchased Securities," and any firm or firms acting as representatives of such Underwriters are hereinafter referred to as the "Representatives." If with respect to the Purchased Securities such Representatives are acting on behalf of the Underwriters, references herein to the Underwriters (or a majority in interest thereof) or the Representatives in the alternative shall be deemed to refer only to the Representatives. The term "Underwriters' Securities" means Debt Securities which are Purchased Securities other than Contract Securities. The term



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"Contract Securities" means Debt Securities which are Purchased Securities, if any, to be purchased pursuant to delayed delivery contracts referred to below.

         If this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus (as hereinafter defined) pursuant to delayed delivery contracts substantially in the form of Schedule I attached hereto (the "Delayed Delivery Contracts") but with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), the Company will pay the Underwriters in immediately available funds the fee set forth in the Underwriting Agreement in respect of the principal amount of Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

         If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Contract Securities shall be deducted from the Debt Securities to be purchased by the several Underwriters and the aggregate principal amount of Debt Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Debt Securities set forth opposite each Underwriter's name in the Underwriting Agreement, except to the extent that the Representatives, if any, determine that such reduction shall be otherwise and so advise the Company.

         The obligations of the Underwriters under this Agreement are several and not joint.

         2. Payment and Delivery. Delivery by the Company of the Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, shall take place, against payment by the Underwriters therefor in immediately available funds, at the office, on the date or dates and at the time or times specified in this Agreement, each of which date and time may be postponed for not more than ten business days by agreement between a majority in interest of the Underwriters or the Representatives and the Company (each such date and time of delivery and payment for the Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, is hereinafter referred to as the "Closing Date").

         The Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, shall be registered in such names and shall be in such denominations as the Underwriters or Representatives shall request at least one full business day prior to the Closing Date and, if requested, shall be made available to the Underwriters or Representatives for checking and packaging at least one full business day prior to the Closing Date.

         3. Registration Statement and Prospectus; Public Offering. The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act and the rules and regulations adopted by the Commission thereunder (the "Rules"), a registration statement or statements on Form S-3, including a prospectus, relating to the Mortgage Bonds and



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the Notes, and such registration statement has or such registration statements have become effective. Such registration statement or statements referred to in the first paragraph of the Underwriting Agreement, including financial statements, exhibits and Incorporated Documents (as hereinafter defined), as amended to the date of this Agreement, is or are hereinafter referred to as the "Registration Statement," and the prospectus or prospectuses included in the Registration Statement or deemed, pursuant to Rule 429 under the Securities Act, to relate to the Registration Statement, as supplemented by a prospectus supplement (including any preliminary prospectus supplement) relating to any Purchased Securities filed pursuant to Rule 424 under the Securities Act, is or are hereinafter referred to as the "Prospectus." Any reference herein to the Registration Statement or Prospectus shall be deemed to include all documents incorporated, or deemed to be incorporated, therein by reference pursuant to the requirements of Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents"). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (EDGAR), which EDGAR copy is substantially identical to the other copies of such material, except to the extent permitted by Regulation S-T.

         The Company understands that the Underwriters propose to make a public offering of their respective portions of the Purchased Securities, as set forth in and pursuant to the Prospectus relating thereto.

         4. Representations and Warranties. The Company represents and warrants to each Underwriter that:

                  (a) The Company has reasonable grounds to believe that it meets the requirements for the use of Form S-3 under the Securities Act.

                  (b) The Registration Statement, at the time it became effective, and the prospectus contained therein, complied, and on the date of the Underwriting Agreement and the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any supplement to such prospectus is filed with the Commission, the Registration Statement, the Prospectus and any such amendment or supplement, respectively, will comply, in all material respects with the requirements of the Securities Act and the Rules; the Incorporated Documents complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the Commission thereunder; each of the Bond Indenture and the Notes Indenture complied and will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and each part of the Registration Statement and any amendment thereto, at the time it became effective, and the Prospectus and any amendment or supplement thereto, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act, did not and will not contain an untrue statement of a material fact or omit to a state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances



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         under which they were made, not misleading, except that this representation and warranty does not apply to (i) statements or omissions in the Registration Statement or Prospectus (or in amendments or supplements thereto) made in reliance upon information furnished in writing to the Company by any Underwriter or the Representatives on behalf of any Underwriter expressly for use therein, or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of either the Bond Trustee or the Notes Trustee, under the Trust Indenture Act on Form T-1, except statements or omissions in such Statement made in reliance upon information furnished in writing to either the Bond Trustee or the Notes Trustee on behalf of the Company for use therein.

                  (c) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

                  (d) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.

                  (e) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries, taken as a whole, or to the holders of the Purchased Securities; the issue and sale of the Purchased Securities and the performance by the Company of all of the provisions of its obligations under the Purchased Securities, the Bond Indenture, the Notes Indenture and the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Purchased Securities or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Bond Indenture or the Notes Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained and as may be required under state securities or Blue Sky laws in



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         connection with the purchase and distribution of the Purchased
         Securities by the Underwriters.

                  (f) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

                  (g) The Company and each of its material subsidiaries have valid and sufficient grants, franchises, miscellaneous permits and easements free from unduly burdensome restrictions, adequate to the conduct of the respective businesses in the territories in which they are now conducting such businesses and the ownership of the respective properties now owned by them.

                  (h) The Company, with minor and unimportant exceptions, has good title in fee to all the real property and good and valid title to all the personal property described or referred to in the granting clauses of the Bond Indenture as owned by it, other than property heretofore released from the lien of the Bond Indenture, subject to the exceptions, reservations, reversions and easements stated in such granting clauses, except that certain of such properties are subject to minor irregularities or deficiencies in the record evidence of title which will not interfere with the proper operation and development of such properties by the Company; the properties described or referred to in the granting clauses of the Bond Indenture as leasehold properties are held under good and valid leases; the Federal Power Commission (now the Federal Energy Regulatory Commission) licenses described or referred to in the granting clauses of the Bond Indenture have been validly issued and, in cases where originally issued to others than the Company, validly assigned and transferred to the Company; the electric transmission and distribution lines of the Company described or referred to in the Bond Indenture which are located in, on or under public highways, streets and alleys are so located pursuant to valid rights, franchises or permits held by the Company, and the Company has good title to such properties, subject, as to those located in, on or under the streets or alleys of any municipal corporation of Oregon, to the terms of the Oregon statute providing that property so located shall be forfeited and escheated to the municipal corporation upon failure of the Company to remove such property within one year, or such longer period as may be granted by the municipal corporation, after expiration of the franchise which permitted the erection or installation thereof; and with respect to private property on which the electric transmission and distribution lines of the Company described





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         or referred to in the Bond Indenture are located, the Company in most cases holds easements granted by the record owners of such lands (such easements being granted in some instances by the apparent owner without examination of title).

         5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder to purchase and pay for the Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, are subject to the following conditions:

                  (a) Within 24 hours after the execution of the Underwriting Agreement by the Company (or at such later time acceptable to the Representatives, or if there are none, such firm as may be designated by a majority in interest of the Underwriters) and on the Closing Date, the Representatives or such designated firm shall have received from the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement signed letters dated the respective dates of delivery, in form and substance satisfactory to the Representatives or such designated firm and stating to the effect set forth in Schedules II-A and II-B hereto, respectively.

                  (b) No stop order suspending the effectiveness of the Registration Statement under the Securities Act shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters or the Representatives.

                  (c) Subsequent to the execution of this Agreement, there shall not have been any change in the capital stock or long-term debt of the Company or any material adverse change in the general affairs, management, financial position or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and Prospectus, if in the reasonable judgment of a majority in interest of the Underwriters or of the Representatives any such change makes it impracticable or inadvisable to consummate the sale and delivery of the Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, by the Underwriters as contemplated in the Prospectus.

                  (d) The representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date and the Company shall have performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

                  (e) The Underwriters or Representatives shall have received on the Closing Date a certificate, dated the Closing Date, of the Chief Executive Officer, the President or the


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         Treasurer of the Company, which shall certify that (i) no order suspending the effectiveness of the Registration Statement or the qualification of the Bond Indenture or the Notes Indenture, as applicable, has been issued and, to the knowledge of such officer, no proceedings for such purpose are pending before or threatened by the Commission, (ii) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date, and (iii) the Company has performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

                  (f) The Underwriters or the Representatives shall have received on the Closing Date from Vinson & Elkins L.L.P., counsel to the Company, an opinion, dated the Closing Date, substantially to the effect as set forth in Schedule III hereto.

                  (g) Unless otherwise specified, the Underwriters or the Representatives shall have received on the Closing Date from Stoel Rives, LLP, counsel to the Company, an opinion, dated the Closing Date, substantially to the effect as set forth in Schedule IV hereto.

                  (h) The Underwriters or the Representatives shall have received on the Closing Date from Bracewell & Patterson, L.L.P., counsel for the Underwriters, an opinion, dated the Closing Date, with respect to the Company, the Bond Indenture or the Notes Indenture, as applicable, the Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, the Registration Statement and Prospectus and this Agreement. The Company shall have furnished to counsel for the Underwriters such documents as they may reasonably request for the purpose of enabling them to render such opinions.

                  (i) Subsequent to the date of the Underwriting Agreement, no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, nor shall there have been any public announcement that any such organization has under surveillance or review its ratings of any debt securities or preferred stock of the Company (other than an announcement with positive implication of a possible upgrading, and no implication of a possible downgrading of such rating).

         6. Covenants. The Company covenants and agrees with the several Underwriters as follows:

                  (a) To advise the Underwriters or the Representatives promptly of any amendment or supplement of the Registration Statement or the Prospectus which is proposed to be filed and not to effect such amendment or supplement in a form to which the Underwriters or the Representatives reasonably object.

                  (b) To furnish to each of the Underwriters or the Representatives and to the counsel for the Underwriters, one copy of the Registration Statement filed pursuant to



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         EDGAR, including exhibits and Incorporated Documents, relating to the
         Debt Securities in the form it became effective and of all amendments thereto, including exhibits; and to each such firm and counsel, copies of each preliminary prospectus supplement and Prospectus and any amendment or supplement thereto relating to the Debt Securities.

                  (c) As soon as it is advised thereof, to advise the Underwriters or the Representatives (i) of the initiation or threatening by the Commission of any proceedings for the issuance of any order suspending the effectiveness of the Registration Statement or the qualification of the Bond Indenture or the Notes Indenture or preventing or suspending the use of any preliminary prospectus supplement, (ii) of receipt by it or any representative or attorney of it of any other communication from the Commission relating to the Company, the Registration Statement or the Prospectus, or (iii) suspension of qualification of the Purchased Securities for offering or sale in any jurisdiction. The Company will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement or the qualification of the Bond Indenture or the Notes Indenture, and if any such order is issued, to obtain as soon as possible the lifting thereof.

                  (d) To deliver to the Underwriters or the Representatives, without charge, as many conformed copies of the Bond Indenture or the Notes Indenture, the Registration Statement (excluding exhibits but including the Incorporated Documents), each preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents as the Underwriters or the Representatives may reasonably request.

                  (e) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge, to Underwriters and dealers, at such office or offices as the Underwriters or the Representatives may designate, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriters or the Representatives may reasonably request.

                  (f) During the period in which copies of the Prospectus are to be delivered as provided in paragraph (e) above, if any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it shall be necessary during such same period to file any document which will be deemed an Incorporated Document in order to comply with the Exchange Act and the rules and regulations thereunder, forthwith to prepare, submit to the Underwriters or the Representatives, file with the Commission and deliver, without charge to the Underwriters either (i) amendments or supplements to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not be misleading or
         (ii) documents which will effect such compliance. Delivery by Underwriters of any such amendments or supplements to the Prospectus or documents shall not constitute a waiver of any of the conditions set forth in Section 5 hereof.




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                  (g) To make generally available to the Company's security
         holders, as soon as practicable, an earnings statement which satisfies the provisions of Section 11(a) of the Securities Act.

                  (h) To cooperate with the Underwriters or the Representatives in qualifying the Purchased Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Underwriters or the Representatives may reasonably request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to take any action which would subject it to service of process in suits (other than those arising out of the offering or sale of the Purchased Securities) in any jurisdiction where it is not now so subject, qualify in any jurisdiction as a broker-dealer or subject itself to any taxing authority where it is not now so subject.

                  (i) Unless otherwise specified, to endeavor to obtain as promptly as practicable the listing of the Purchased Securities on the New York Stock Exchange and, if the Purchased Securities are of a class or series of securities which is already listed on the New York Stock Exchange or any other stock exchange, to effect the listing of the Purchased Securities on such stock exchanges prior to the Closing Date.

                  (j) During the period of five years from the date hereof, to supply to the Representatives, if any, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to its lenders or to the holders of any class of its securities registered under Section 12 of the Exchange Act and to furnish to the Underwriters or the Representatives a copy of each annual or other report it shall be required to file with the Commission.

                  (k) To pay all of its own expenses incurred in connection with the performance of its obligations under this Agreement, and the Company will pay, or reimburse if paid by the Underwriters or the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all reasonable costs and expenses incident to the performance of the obligations of the Company under this Agreement, including those relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, any preliminary prospectus supplement, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, the printing of the Bond Indenture and the Notes Indenture and the printing or typing of the Underwriting Agreement (including any Agreement Among Underwriters), (ii) the issuance, preparation and delivery of the Purchased Securities to the Underwriters, and if applicable, those entering into delayed delivery contracts with the Company, including the costs and expenses of any Bond Trustee and Notes Trustee and any agent thereof, including any fees and disbursements of counsel therefor, (iii) the registration or qualification of the Purchased Securities for offer and sale under the securities or "blue sky" laws of the various jurisdictions referred to in paragraph (h) above, including the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and the preparation




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         and printing or typing of legal investment and preliminary and supplementary "blue sky" memoranda, (iv) the furnishing to the Underwriters and the Representatives, if any, of copies of the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, including costs of shipping and mailing, (v) the listing of the Purchased Securities on any securities exchange, (vi) the rating of the Purchased Securities by rating agencies, and (vii) the furnishing to the Underwriters and the Representatives, if any, of copies of all reports and information required by paragraph (j) above, including costs of shipping and mailing.

                  (l) During the period beginning on the date of the Underwriting Agreement and continuing to the date specified in the Underwriting Agreement, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company substantially similar to the Purchased Securities, without the prior written consent of a majority in interest of the Underwriters or the Representatives.

         7.       Indemnification.

                  (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such



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         alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the indemnity set forth in this Section 7(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement or alleged untrue statement contained in or omission or alleged omission from a preliminary prospectus shall not inure to the benefit of the Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, liability, claim, damage or expense purchased any of the Purchased Securities which are the subject thereof if the Company shall sustain the burden of proving that such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Purchased Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) and the Company had previously furnished copies thereof to such Underwriter.

                  (b) Each Underwriter, severally in proportion to its respective purchase obligation and not jointly, agrees to indemnify and hold harmless the Company, directors of the Company, the officers of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Underwriters, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company, provided that if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

         8.       Contribution.

         If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Purchased Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Purchased Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Purchased Securities pursuant to this Agreement (before deducting expenses but after deducting the total underwriting commission received by the Underwriters) received by the Company, and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Purchased Securities as set forth on such cover. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Purchased Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter; and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The

Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting obligations and not joint.

         9. Termination. This Agreement may be terminated by a majority in interest of the Underwriters or by the Representatives by notifying the Company at any time

                  (a) at or prior to the Closing Date if, in the judgment of such Underwriters or the Representatives, sale and delivery of the Purchased Securities or, if this Agreement provides for the sale of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, as contemplated in the Prospectus is rendered impracticable or inadvisable because (i) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange, or trading in securities generally shall have been suspended or materially limited on either such Exchange or a general banking moratorium shall have been established by Federal or New York authorities, (ii) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or which is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect, or (iii) any material adverse change shall have occurred in the financial markets in the United States or elsewhere or a war or outbreak of hostilities involving the United States or other calamity or crisis shall have occurred or shall have escalated to such an extent as to affect adversely the marketability of the Purchased Securities or, if this Agreement provides for the sale of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, or

                  (b) at or prior to the Closing Date, if any of the conditions specified in Section 5 hereof shall not have been fulfilled when and as required by this Agreement.

         If this Agreement is terminated pursuant to any of the provisions hereof, except as otherwise provided herein, the Company shall not be under any liability to any Underwriter and no Underwriter shall be under any liability to the Company except that (a) if this Agreement is terminated by the Underwriters or the Representatives because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the fees and disbursement of their counsel) reasonably incurred by them and (b) no Underwriter who shall have failed or refused to purchase the Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancellation or termination of its obligations hereunder, shall be relieved of liability to the Company or the other Underwriters for damages occasioned by its default.

         10. Default of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the Closing Date the principal amount of Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, agreed to be purchased by such Underwriter or Underwriters, the Representatives, or if there are none, such firm as may be designated by a majority in interest of the Underwriters may find one or more substitute underwriters to purchase such Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, or make such other arrangements as they may deem advisable or one or more of the remaining Underwriters may agree to purchase such Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, in such proportions as may be approved by the Representatives or such designated firm, in each case upon the terms herein set forth. If no such arrangements have been made within 24 hours after the Closing Date, and

                  (a) the aggregate principal amount or number of shares, as the case may be, of Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, to be purchased by the defaulting Underwriter or Underwriters shall not exceed 10% of the total principal amount or number of shares, as the case may be, of Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, each of the non-defaulting Underwriters shall be obligated to purchase such Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, on the terms herein set forth in proportion to their respective obligations hereunder, or

                  (b) the aggregate principal amount or number of shares, as the case may be, of Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, to be purchased by the defaulting Underwriter or Underwriters shall exceed 10% of the total principal amount or number of shares, as the case may be, of Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, the Company shall be entitled to an additional period of 24 hours within which to find one or more substitute underwriters satisfactory to the Representatives, or if there are none, to such designated firm to purchase such Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, upon the terms set forth herein.

         In any such case, either the Representatives, or if there are none, such designated firm or the Company shall have the right to postpone the Closing Date for a period of not more than seven business days in order that necessary changes and arrangements may be effected. If the aggregate principal amount or number of shares, as the case may be, of the Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, to be purchased by such defaulting Underwriters shall exceed 10% of the total principal amount or number of shares, as the case may be, of Purchased Securities or, if this

Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, and neither the non-faulting Underwriters nor the Company shall make arrangements pursuant to this Section 10 within the period stated for the purchase of the Purchased Securities or, if this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, which the defaulting Underwriter or Underwriters agreed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter and without liability on the part of the Company, except, in each case, as provided in
Section 6(k), 7, 8 and 9 hereof. The provisions of this Section 10 shall not in any way affect the liability of any defaulting Underwriter to the Company or the non-defaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         11. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in Sections 6(k), 7 and 8 hereof and the representations, warranties, covenants and agreements of the Company in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any officer, director or controlling person and (c) delivery of and payment for Purchased Securities under this Agreement.

         This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters or the Company, directors and officers of the Company, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Purchased Securities, Underwriters' Securities or Contract Securities merely because of such purchase.

         In dealings hereunder, the Representatives, if designated, shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such firm as the Representatives may designate to the Company.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                      SCHEDULE I

                            DELAYED DELIVERY CONTRACT

                                                               ----------, -----

Ladies and Gentlemen:

         The undersigned hereby agrees to purchase from Portland General Electric Company, an Oregon corporation (the "Company"), and the Company agrees to sell to the undersigned
                           -----------------------------------------------------

--------------------------------------------------------------------------------
$________________ principal amount of the Company's [state title of issue] (the "Securities"), offered by the Company's Prospectus dated _________, _____ and Prospectus Supplement dated __________, _____, receipt of copies of which are hereby acknowledged, at a purchase price equal to __% of the principal amount thereof plus accrued interest from ____________, _____ to the date or dates for payment and delivery thereof and on the further terms and conditions set forth in this contract. The undersigned does not contemplate selling Securities prior to making payment therefor.

         The undersigned will purchase from the Company Securities in the principal amounts and on the delivery date or dates set forth below:

                                    Principal                              Plus Accrued
Delivery Date                        Amount                               Interest From:
-------------                        ------                               --------------

                                    $
                                    $
                                    $

Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".

         Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company in immediately available funds at the office of _____________, New York, New York, at 10:00 a.m. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no such request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the Delivery Date.

         By the execution hereof, the undersigned represents and warrants to the Company that (i) all necessary corporate action for the due execution and delivery of this contract and payment for and purchase of the Securities has been taken by it, (ii) no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and (iii) its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

         The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above, of such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         Failure to take delivery of and make payment for Securities by any purchaser under any other delayed delivery contract shall not relieve the undersigned of its obligations under this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis.

         If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

         THIS CONTRACT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                       Yours very truly,



                                       -----------------------------------------
                                       (Purchaser)

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Accepted:

PORTLAND GENERAL ELECTRIC COMPANY



By:
    -----------------------------------
    Name:
    Title:



                                  ----------------------------------------------

                                  ----------------------------------------------
                                  (Address)

PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

         The name, telephone number and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print.)

                              Telephone Number
Name                        (Including Area Code)                          Dept.
----                        ---------------------                          -----

                                                                   SCHEDULE II-A

                      [FORM OF FIRST LETTER OF ACCOUNTANTS
                    TO BE DELIVERED PURSUANT TO SECTION 5(a)]

         (i) They are independent public accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable published rules and regulations thereunder and the answer to item 10 of Form S-3 set forth in the Registration Statement is correct insofar as it relates to them;

         (ii) In their opinion the audited financial statements and financial statement schedules included or incorporated in the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder;

         (iii) On the basis of a reading of the unaudited financial statements, the unaudited notes to the audited financial statements and the supplementary financial information incorporated in the Prospectus and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company and certain of its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the latest audited financial statements incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                  (1) the unaudited notes to the audited financial statements and the supplementary financial information incorporated in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and with the published rules and regulations of the Commission thereunder; or

                  (2) the unaudited financial statements included or incorporated in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and with the published rules and regulations thereunder; and said unaudited financial statements are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated in the Prospectus; and

         (iv) They have performed certain other specified procedures as a result of which they determined that certain information (if any) specified by the Representatives or, if there are none, such firm as may be designated by a majority in interest of the Underwriters, of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) incorporated in the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                                                                   SCHEDULE II-B

                      [FORM OF SECOND LETTER TO ACCOUNTANTS
                    TO BE DELIVERED PURSUANT TO SECTION 5(a)]

         (i) On the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company and certain of its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the latest financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that: (a) with respect to the period subsequent to the date of the latest consolidated balance sheet included or incorporated in the Prospectus, there were, at a subsequent specified date not more than five business days prior to the Closing Date, any change in the capital stock or increases in short-term debt or long-term debt of the Company and consolidated subsidiaries or any decreases in the consolidated net current assets or net assets as compared with the amounts shown on the latest consolidated balance sheet included or incorporated in the Prospectus; or (b) for the period from the date of the latest financial statements included or incorporated in the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, net income or earnings per common share, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur or which are set forth in such letter; and

         (ii) They have performed certain other specified procedures as a result of which they determined that certain information (if any) specified by the Representatives or, if, there are none, such firm as may be designated by a majority in interest of the Underwriters, of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) included in the Prospectus and not covered by their first letter delivered pursuant to Section 5(a), agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                                                                    SCHEDULE III

       [FORM OF OPINION OF VINSON & ELKINS L.L.P., COUNSEL TO THE COMPANY
                    TO BE DELIVERED PURSUANT TO SECTION 5(f)]

         (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Oregon, is duly qualified to do business as a foreign corporation in the states of [enumerating such states], has full corporate power and authority to own its properties and to conduct its business as such business is described in the Prospectus , and neither the character of the properties owned by it nor the nature of the business transacted by it makes necessary its licensing or qualification as a foreign corporation in any other state or jurisdiction;

         (ii) Each of the Company's material subsidiaries is a corporation duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to own its properties and to conduct its business as such business is described in the Prospectus;

         (iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

         (iv) The Bond Indenture or the Notes Indenture, as the case may be, has been duly authorized and validly executed, acknowledged and delivered by the Company and, assuming due authorization, execution and delivery by the Bond Trustee or the Notes Trustee, as the case may be, constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or affecting creditors' rights generally and to general equity principles;

         (v) In the event any of the Purchased Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchaser named therein, constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or affecting creditors' rights generally and to general equity principles;

         (vi) The Purchased Securities are in the form contemplated by the Bond Indenture or the Notes Indenture, as the case may be, and have been duly authorized by all necessary corporate action on the part of the Company; the Purchased Securities or, if the Underwriting Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Underwriters' Securities, when executed and authenticated as specified in the Bond Indenture or the Notes Indenture, as the case may be (which facts, such counsel may state, such counsel has not determined by an inspection of



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


individual Purchased Securities or, if the Underwriting Agreement provides for sales of Debt Securities pursuant to Delayed Delivery Contracts, the Underwriters' Securities), and issued and delivered against payment pursuant to the Underwriting Agreement, will be valid and binding obligations of the Company entitled to the benefits of the Bond Indenture or the Notes Indenture, as the case may be, and enforceable against the Company in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or affecting creditors' rights generally and to general equity principles; the Contract Securities, if any, when executed, authenticated, issued and delivered pursuant to the Bond Indenture or the Notes Indenture, as the case may be (which facts, such counsel may state, such counsel has not determined by an inspection of individual Contract Securities), and delayed delivery contracts, if any, will be valid and binding obligations of the Company entitled to the benefits of the Bond Indenture or the Notes Indenture, as the case may be, and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or affecting creditors' rights generally and to general equity principles.

         (vii) All authorizations, approvals, consents or other orders of any governmental authority or agency required in connection with the authorization, issuance and sale of the Purchased Securities by the Company pursuant to the Underwriting Agreement have been obtained and continue in full force and effect, other than authorizations, approvals, consents or other orders of state securities commissions, authorities or agencies, with respect to which such counsel need express no opinion;

         (viii) The Bond Indenture or the Notes Indenture, as the case may be, the Purchased Securities and the Delayed Delivery Contracts, if any, conform in all material respects to the descriptions thereof in the Prospectus;

         (ix) The Bond Indenture or the Notes Indenture, as the case may be, has been qualified under the Trust Indenture Act;

         (x) The Registration Statement has become effective under the Securities Act and, to such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission;

         (xi) The Registration Statement and the Prospectus and any amendments and supplements thereto made by the Company prior to the Closing Date (except for the reports of experts pertaining to the financial statements and other financial data included therein, as to which such counsel need express no opinion, and exclusive of the documents incorporated by reference therein) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder;

         (xii) Each document filed with the Commission pursuant to the Exchange Act (except for the reports of experts pertaining to the financial statements and other financial data included in such documents, as to which such counsel need express no opinion) which is incorporated by reference in the Prospectus complied as to form, when so filed, in all material respects with the requirements of the particular form of the Commission upon which it was filed;

         (xiii) The execution and delivery of the Underwriting Agreement, each of the Delayed Delivery Contracts, if any, and the Bond Indenture or the Notes Indenture, as the case may be, and the consummation of the transactions therein contemplated and the compliance with the terms of the Underwriting Agreement, each of the Delayed Delivery Contracts, if any, and the Bond Indenture or the Notes Indenture, as the case may be, do not and will not conflict with, violate or result in a breach of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation, as amended, or By-laws, as amended, of the Company or any material subsidiary, or any indenture, mortgage or other agreement listed on Exhibit A to this opinion, or to such counsel's knowledge, any existing applicable law, rule, regulation, judgment, order or decree of any domestic government, governmental instrumentality or court having jurisdiction over the Company or any such subsidiary or any of their respective properties;

         (xiv) To such counsel's knowledge, no action, suit or proceeding at law or in equity, or before or by any federal, state or other commission, board or administrative agency, is pending or threatened against the Company or any of the Company's material subsidiaries which would be required to be described in the Prospectus and is not described as required;

         (xv) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

         (xvi) The Company is not subject to, or is exempt from, regulation as a "holding company" under the Public Utility Holding Company Act of 1935, as amended.

         Such counsel's opinion shall also state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and discussed with management of the Company and representatives of its accountants the contents of the Registration Statement and the Prospectus. Although such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained therein, nothing has come to such counsel's attention that has caused them to believe that the Registration Statement (except for the reports of experts pertaining to the financial statements and other financial data included in the Registration Statement, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for the reports of experts pertaining to the financial statements and other financial data included in the Prospectus, as to which such counsel need express no belief), at the date of the prospectus supplement relating to the Purchased Securities filed pursuant to Rule 424 under the

Securities Act or at the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



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


                                                                     SCHEDULE IV

           [FORM OF OPINION OF STOEL RIVES LLP, COUNSEL TO THE COMPANY
                    TO BE DELIVERED PURSUANT TO SECTION 5(g)]

         (i) The Bond Indenture constitutes a valid first security interest on all of the right, title and interest of the Company in and to the personal properties and fixtures that are described in the granting clauses of the Bond Indenture and that are intended to be subject to the lien thereof, subject only to permitted encumbrances (as defined in the Bond Indenture);

         (ii) The Bond Indenture constitutes a valid first mortgage lien on all of the right, title and interest of the Company in and to all of the real properties and interests in real properties that are described in the Bond Indenture and that are intended to be subject to the lien thereof, subject only to permitted encumbrances (as defined in the Bond Indenture) and to minor restrictions, exceptions and reservations in conveyances, and defects which do not in any material way impair the security afforded by the Bond Indenture;

         (iii) The descriptions of the properties of the Company as set forth in the Bond Indenture are legally sufficient to have caused the lien created by the Bond Indenture to attach to such properties;

         (iv) The provisions of the Bond Indenture for the extension of the lien thereof to property and interests therein acquired by the Company after the date of execution of the original Bond Indenture are effective to extend the lien of the Bond Indenture to such properties and interests as a valid first security interest or valid first mortgage lien (as the case may be) as security for the Mortgage Bonds, subject to no prior liens other than permitted encumbrances (as defined in the Bond Indenture) and subject only to minor restrictions, exceptions and reservations in conveyances, and defects which do not in any material way impair the security afforded by the Bond Indenture, without the execution by the Company of any supplemental indenture or other instrument specifically extending the lien of the Bond Indenture to such property and interests;

         (v) The Bond Indenture has been duly recorded and filed (or submitted for recordation and filing with all fees and taxes therefore paid) as a mortgage and security interest on the properties of the Company described in the Bond Indenture and intended to be subject to the lien thereof, in such manner and in all counties in which such properties are situated and in such manner and in such other places as required by law to preserve and protect the rights of the Bondholders and the Trustee, and no re-recording or re-filing is necessary to preserve the lien established thereby; and

         (vi) The Company has the power of eminent domain as a utility under the laws where its properties are located.



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